May 2, 1997


Ruth Sanders, Esq.
Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: T. Rowe Price New America Growth Fund
    File Nos.: 002-99122/811-4358

Dear Ms. Sanders:

    This letter will serve as our filing under provisions of Rule 497 of the Securities Act of 1933. We are writing to inform you that there have been no changes to the Fund's Prospectus and Statement of Additional Information that were filed under Rule 485(b) as part of Post-Effective Amendment No. 17 on April 22, 1997. The Prospectus and Statement of Additional Information went effective on May 1, 1997. These documents will be used for the offer and sale of Fund shares.

                                  Sincerely,

                                  /s/Forrest R. Foss
                                  Forrest R. Foss